--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 1998

                               ----------------

                         INLAND STEEL INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                    1-9117                   36-3425828
     (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)

30 WEST MONROE STREET CHICAGO, ILLINOIS                  60603
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                               ----------------

Registrant's telephone number, including area code: (312) 346-0300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On July 16, 1998, Inland Steel Company, a wholly owned subsidiary of Inland Steel Industries, Inc. ("Inland") that constituted the steel manufacturing and related operations segment of Inland's consolidated operations, merged with Inland Merger Sub, Inc., a subsidiary of Ispat International N.V. ("Ispat"), pursuant to an agreement and plan of merger dated May 27, 1998, as amended as of July 16, 1998 (the "Merger Agreement"), among Inland, Inland Steel Company, Ispat and Inland Merger Sub, Inc. (the "ISC/Ispat Transaction"). Inland Steel Company was the surviving company in the merger. As a result of the ISC/Ispat Transaction, Inland Steel Company became a wholly owned subsidiary of Ispat. Pursuant to the merger, Inland received approximately $1.1 billion in cash in exchange for the outstanding common stock and preferred stock of Inland Steel Company and in connection with the repayment of intercompany debt of Inland Steel Company held by Inland. Inland's primary business is currently metals distribution and processing, conducted through its majority-owned subsidiary, Ryerson Tull, Inc.

  The foregoing summary is qualified in its entirety by reference to the Merger Agreement, incorporated herein by reference as Exhibit 2.1, and the amendment to the Merger Agreement, incorporated herein by reference as Exhibit 2.2.

ITEM 5. OTHER EVENTS.

  This Current Report on Form 8-K is being filed, in part, for the purpose of restating the Consolidated Financial Statements of the Registrant, previously filed on the Registrant's Annual Report on Form 10-K and Quarterly Report on Form 10-Q, to reflect Inland Steel Company as a discontinued operation. The restated financial statements are incorporated herein by reference as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Not Applicable

  (b) Pro Forma Financial Information: To be filed by the Registrant within 60 days.

  (c) The exhibits required to be filed by Item 601 of Regulation S-K are listed in the "Exhibit Index," which is attached hereto and incorporated by reference herein.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Dated: July 17, 1998                      Inland Steel Industries, Inc.

                                                   /s/ James M. Hemphill
                                          By: _________________________________
                                                     James M. Hemphill
                                                        Controller

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                      DESCRIPTION
-------                                      -----------
   2.1    Agreement and Plan of Merger, dated as of May 27, 1998 between Ispat
          International, N.V., Inland Steel Industries, Inc., Inland Merger Sub, Inc. and
          Inland Steel Company (incorporated herein by reference to Exhibit 2.1 to the
          Current Report on Form 8-K of Inland Steel Company, as filed with the Commission on May 27, 1998).
  2.2     Amendment to Agreement and Plan of Merger dated as of July 16, 1998 between Ispat
          International, N.V., Inland Steel Industries, Inc., Inland Merger Sub, Inc. and
          Inland Steel Company.
  23.1    Consent of PricewaterhouseCoopers LLP.
  27.1    Restated Financial Data Schedule from 1995 10-K.
  27.2    Restated Financial Data Schedule from 1996 10-K.
  27.3    Restated Financial Data Schedule from 1997 10-K.
  27.4    Restated Financial Data Schedule from 1997 1st Quarter 10-Q.
  27.5    Restated Financial Data Schedule from 1998 1st Quarter 10-Q.
  99.1    Restated Consolidated Financial Statements of Inland Steel Industries, Inc.

  Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referenced in the Agreement and Plan of Merger are omitted from this filing. The Registrant hereby agrees to furnish supplementally a copy of any of the omitted schedules upon the request of the Securities and Exchange Commission.